EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Jeff Shell, Chief Executive Officer of Gemstar-TV Guide International, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i) the annual report on Form 11-K of the Gemstar-TV Guide International, Inc. 401(k) Plan for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Gemstar-TV Guide International, Inc. 401(k) Plan.

Date: June 30, 2003

/s/ JEFF SHELL
Jeff Shell
Chief Executive Officer of the Company

A signed original of this written statement required by Section 906 has been provided to Gemstar-TV Guide International, Inc. 401(k) Plan and will be retained by Gemstar-TV Guide International, Inc. 401(k) Plan and furnished to the Securities and Exchange Commission or its Staff upon request.